                                                                   EXHIBIT 10.17

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



         AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of September 24, 1999 (this "Amendment No. 1"), to the Credit Agreement dated as of August 24,1999 (the "Credit Agreement"), among Comerica Bank and the other financial institutions from time to time parties thereto (individually, a "Bank", and collectively, "Banks"), Comerica Bank, as Agent for the Banks (in such capacity, "Agent"), and Saturn Electronics & Engineering, Inc., Saturn Manufacturing Co., and Smartflex Systems, Inc., successor in interest to SSI Acquisition Corp.
by reason of merger ("Borrowers").

                              W I T N E S S E T H:

         WHEREAS, the Banks, the Agent and the Borrowers are parties to the Credit Agreement; and

         WHEREAS, Newco has merged with and into Smartflex pursuant to the Merger Agreement, and the Borrowers, the Agent and the Banks wish to amend certain of the Schedules, to the Credit Agreement to reflect the Merger and the substitution of Smartflex for Newco as a Borrower;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:


                     ARTICLE I -- DEFINITIONS AND AMENDMENTS

         1.1 Defined Terms. Capitalized terms used herein which are defined in the Credit Agreement are used herein with such defined meanings.

         1.2 Substitution of Schedules. Schedules 6.3(b), 6.4, 7.9, 7.12, 7.13, 7.16, 7.18, 7.19, 7.20, 7.23, 9.1, 9.2, 9.3 and 9.8 are amended to read in their entirety as provided in the attached schedules.


                  ARTICLE II -- REPRESENTATIONS AND WARRANTIES;
                              CONDITIONS PRECEDENT

         2.1 Representations; No Default. On and as of the effective date hereof and after giving effect to this Amendment No. 1 and to the transactions contemplated hereby, each Borrower hereby (i) confirms, reaffirms and restates the representations and warranties set forth in Section 7 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case each Borrower hereby confirms, reaffirms and restates such representations and warranties on and as of such earlier date, provided that the references to the Credit Agreement therein shall be deemed to be references to the Credit Agreement as amended by this Amendment No. 1, and (ii) represents and warrants that no Default or Event of Default has occurred and is continuing.

         2.2 Effective Date. This Amendment No. 1 shall become effective when Agent shall have received counterpart originals of this Amendment No. 1, in each case duly executed and delivered by Borrowers, the Banks and the Guarantors, in form satisfactory to Agent and the Banks.


                          ARTICLE III -- MISCELLANEOUS

         3.1 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         3.2 Expenses. The Company shall reimburse the Agent for all its reasonable costs and expenses including, without limitation, legal expenses incurred in connection with the preparation, execution and delivery of this Amendment No. 1.

         3.3 Governing Law. This Amendment No. 1 shall be governed by, and construed and interpreted in accordance with, the law of the State of Michigan.

         3.4 Counterparts. This Amendment No. 1 may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         3.5 Guarantors. By its execution hereof, each Guarantor consents to the foregoing amendments and reaffirms and ratifies all of its obligations to the Agent and the Banks under the Guaranty.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed and delivered by their proper and duly authorized officers or other representatives as of the date first above written.


                    BORROWERS:

                    SATURN ELECTRONICS &
                    ENGINEERING, INC.


                    By:       /s/ Donald J. Cowie
                         ---------------------------------
                    Its:      Chief Financial Officer
                         ---------------------------------


                    SATURN MANUFACTURING CO.


                    By:       /s/ Donald J. Cowie
                         ---------------------------------
                    Its:      Chief Financial Officer
                         ---------------------------------


                    SMARTFLEX SYSTEMS, INC.


                    By:       /s/ Donald J. Cowie
                         ---------------------------------
                    Its:      Chief Financial Officer
                         ---------------------------------


                    AGENT AND BANKS:

                    COMERICA BANK, as Agent and as a Bank


                    By:       /s/ Jason L. Stoecker
                         ---------------------------------
                    Its:      AVP
                         ---------------------------------

                    GUARANTORS:

                    SMARTFLEX NEW JERSEY INC.



                    By:       /s/ Donald J. Cowie
                         ---------------------------------
                    Its:      Chief Financial Officer
                         ---------------------------------


                    LOGICAL SYSTEMS INC.



                    By:       /s/ Donald J. Cowie
                         ---------------------------------
                    Its:
                              Chief Financial Officer
                         ---------------------------------


                    SMARTFLEX FREMONT INC.



                    By:       /s/ Donald J. Cowie
                         ---------------------------------
                    Its:      Chief Financial Officer
                         ---------------------------------


                    SMARTFLEX NEW ENGLAND INC.



                    By:       /s/ Donald J. Cowie
                         ---------------------------------
                    Its:      Chief Financial Officer
                         ---------------------------------

                                 SCHEDULE 6.3(b)

                           JURISDICTION OF UCC FILINGS



I.       The Company
         a.       Michigan Secretary of State
         b.       North Carolina Secretary of State
         c.       Nash County, North Carolina
         d.       Oakland County, Michigan
         e.       Ottawa County, Michigan

VI.      Manufacturing
         a.       Ohio Secretary of State
         b.       Mississippi Secretary of State
         c.       Quitman County, MS

IV.      Newco
         a.       Delaware Secretary of State
         b.       Michigan Secretary of State

After the Smartflex Acquisition

II.      Smartflex
         a.       California Secretary of State
         b.       Orange County, California
         c.       Santa Clara County California
         d.       Alameda County, California

V.       Logical Services Incorporated
         a.       California Secretary of State
         b.       Santa Clara County, California

III.     Smartflex Freemont, Inc.
         a.       California Secretary of State
         b.       Orange County, California
         c.       Santa Clara County, California
         d.       Alameda County, California

V.       Smartflex New England, Inc.
         a.       New Hampshire Secretary of State
         b.       Hudson County, New Hampshire
         c.       Hillsborough County, New Hampshire

IV.      Smartflex New Jersey, Inc.
         a.       New Jersey Secretary of State
         b.       Monmouth County, New Jersey

                                  SCHEDULE 6.4

                                 LEASED PROPERTY



1.       2119 Austin
         Rochester Hills, Michigan

2.       255 Rex Blvd.
         Auburn Hills, Michigan

3.       1098 Second Street
         Marks, Mississippi

                                  SCHEDULE 7.9

                              COMPLIANCE WITH LAWS

                                      NONE

                                  SCHEDULE 7.12

                                   LITIGATION

                                      None

                                  SCHEDULE 7.13

                          CONSENTS, APPROVALS, FILINGS


The respective Boards of Directors of the Borrowers have approved this Agreement and the other Loan Documents.

                                  SCHEDULE 7.16

                   PENSION PLANS SUBJECT TO TITLE IV OF ERISA



                                      None

                                  SCHEDULE 7.18

                              ENVIRONMENTAL MATTERS


                                      None

                                  SCHEDULE 7.19

                           SUBSIDIARIES OF THE COMPANY



1.       Saturn Manufacturing Co., an Ohio corporation

2.       SSI Acquisition Corp., a Delaware corporation

3.       Saturn Electronics Texas, L.L.C., a Texas limited liability company.

4.       Saturn Electronics de Juarez, S.A. de C.V., a Mexican corporation.

5.       Saturn de Monterrey, S.A. de C.V., a Mexican corporation

6.       Saturn Electronics (Barbados), Inc., a Barbados corporation

7.       Beijing Saturn Electronics Co., Ltd., a Chinese corporation

                                  SCHEDULE 7.20

                             CONTINGENT OBLIGATIONS



         A component provided by the Company has experienced some failures. The Company currently estimates that the cost to address this matter could range from $200,000 to $1,500,000.

                                  SCHEDULE 7.23

                     OWNERSHIP INTERESTS; RIGHTS TO PURCHASE



OWNERSHIP INTERESTS

1.       Saturn Electronics & Engineering, Inc.

                        Owners of Class A Voting Stock

         Wallace K. Tsuha Trust dated Oct. 14, 1991                    63.75%

         MascoTech, Inc.                                               36.25%

                        Owners of Class B Nonvoting Stock

         Tsuha Trusts                                                  63.75%

         MascoTech, Inc.                                               36.25%

2.       Saturn Manufacturing Co.

         Owned 100% by Saturn Electronics & Engineering, Inc.

3.       SSI Acquisition Corp.

         Owned 100% by Saturn Electronics & Engineering, Inc.

4.       Saturn Electronics Texas, L.L.C.

                           Owners of Voting Interests


               Saturn Electronics & Engineering, Inc.                     55%

               Lear Corporation (formerly United Technologies
               Automotive, Inc.)                                          45%

                         Owners of Non-Voting Interests


               Roland Lartigue                                           100%
                      (2% total Interests)


5.       Saturn Electronics de Juarez, S.A. de C.V.

                           Series B-1

         Saturn Electronics Texas, L.L.C.                               99.9%

         Saturn Electronics & Engineering, Inc.                           .1%

                           Series B-2

         Saturn Electronics Texas, L.L.C.                                100%

6.       Saturn de Monterrey, S.A. de C.V.

                           Series B-1

         Saturn Manufacturing Co.                                       99.9%

         Wallace K. Tsuha, Jr.                                            .1%

                           Series B-2

         Saturn Manufacturing Co.                                        100%

7.       Saturn Electronics (Barbados), Inc.

         Saturn Electronics & Engineering, Inc.                          100%

8.       Beijing Saturn Electronics Co., Ltd.

         Saturn Electronics & Engineering, Inc.                           57%

         Beinei Group Corporation                                         38%

         China Modernization Institute, Inc.                               5%]

OUTSTANDING RIGHTS

1. Under the 1995 Management Stock Option Program, certain directors, officers and executive personnel of Saturn Electronics & Engineering, Inc. and its subsidiaries are eligible to receive stock options to acquire stock in Saturn Electronics & Engineering, Inc.

9. Under the Stockholders Agreement dated March 21, 1995, as amended, the stockholders of Saturn Electronics & Engineering, Inc. have pre-emptive rights in accordance with Section 343 of the Michigan Business Corporation Act as specified in such agreement.

10. Under the Membership Interest Agreement dated February, 28, 1999 between Saturn Electronics Texas, L.L.C. (Saturn/Texas) and Roland E. Lartigue, Mr. Lartigue has been granted a one percent Non-Voting percentage interest in Saturn/Texas which will vest on February 28, 2000 if Mr. Lartigue is employed by Saturn/Texas on this date. In addition, Mr. Lartigue is eligible to receive an additional one percent Non-Voting percentage interest in Saturn/Texas on February 28, 2000, which will vest on February 28, 2001 if Mr. Lartigue is employed by Saturn/Texas on this date.

                                  SCHEDULE 9.1

                                  INDEBTEDNESS



There are currently outstanding loans owed to Comerica Bank pursuant to the Credit Agreement dated as of September 20, 1995, as amended, with Saturn Electronics & Engineering, Inc. and Saturn Manufacturing Co.

                                  SCHEDULE 9.2

                                     LIENS

         -------------------------------------------------------------------------------------------------------------------
          Jurisdiction            Date                   File #            Secured Party        Debtor
         -------------------------------------------------------------------------------------------------------------------
          Michigan Secretary of   4/12/99                D502002           Rockford             Saturn Electronics &
          State                                                                                 Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          Michigan Secretary of   4/12/99                D502001           Rockford             Saturn Electronics &
          State                                                                                 Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          Michigan Secretary of   11/10/98               D442187           IBM Credit           Saturn Electronics &
          State                                                            Corporation          Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          Michigan Secretary of   3/17/98                D350413           IKON Office          Saturn Electronics &
          State                                                            Solutions            Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          Michigan Secretary of   12/10/97               D314025           Advance Acceptance   Saturn Electronics &
          State                                                            Corporation          Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          Michigan Secretary of   5/9/97                 D230741           IBM Credit           Saturn Electronics &
          State                                                            Corporation          Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          Michigan Secretary of   12/9/96                 80742B           Octel Capital        Saturn Electronics &
          State                                                                                 Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          Michigan Secretary of   5/16/96                D096611           Dougherty            Saturn Electronics &
          State                                                            Equipment Company,   Engineering, Inc.
                                                                           Inc.
         -------------------------------------------------------------------------------------------------------------------

          Michigan Secretary of   9/16/96                D138646           Clarklift of         Saturn Electronics &
          State                                                            Detroit, Inc.        Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          Michigan Secretary of   9/16/96                D131112           Clarklift of         Saturn Electronics &
          State                                                            Detroit, Inc.        Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          North Carolina,         4/5/99                 1990033088        Rockford             Saturn Electronics &
          Secretary of State                                                                    Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          North Carolina,         4/5/99                 1990033087        Rockford             Saturn Electronics &
          Secretary of State                                                                    Engineering, Inc.

         -------------------------------------------------------------------------------------------------------------------

          North Carolina,         12/30/97               001534530         Mellon First         Saturn Electronics &
          Secretary of State                                               United Leasing       Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          North Carolina,         5/16/96                1340915           Dougherty            Saturn Electronics &
          Secretary of State                                               Equipment Company,   Engineering, Inc.
                                                                           Inc.
         -------------------------------------------------------------------------------------------------------------------

          North Carolina, Nash    4/5/99                 99-848            Rockford             Saturn Electronics &
          County                                                           Industries, Inc.     Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          North Carolina, Nash    4/5/99                 99-847            Rockford             Saturn Electronics &
          County                                                           Industries, Inc.     Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          North Carolina, Nash    5/14/96                961515            Dougherty            Saturn Electronics &
          County                                                           Equipment Company,   Engineering, Inc.
                                                                           Inc.
         -------------------------------------------------------------------------------------------------------------------

          Mississippi,            4/2/99                 1309588           Rockford             Saturn Electronics &
          Secretary of State                                               Industries, Inc.     Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          Mississippi,            4/2/99                 1309584           Rockford             Saturn Electronics &
          Secretary of State                                               Industries, Inc.     Engineering, Inc.
         -------------------------------------------------------------------------------------------------------------------

          Mississippi,            1/8/99                 1284082           Associates           Saturn Electronics &
          Secretary of State                                               Commercial           Engineering, Inc.
                                                                           Corporation (a/k/a   AND
                                                                           AT&T Commercial      Saturn Manufacturing Co.
                                                                           Corporation)
         -------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 9.3

                              GUARANTEE OBLIGATIONS

                                      None

                                  SCHEDULE 9.8

                                   INVESTMENTS


            Investments in all existing subsidiaries of Saturn Electronics & Engineering, Inc.